SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report          May 20, 1997

     HOUSEHOLD PRIVATE LABEL CREDIT CARD MASTER TRUST II
   (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                 HOUSEHOLD FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)


       Delaware               0-36050           Not Applicable
 (State or other juris-  (Commission File Number  (IRS Employer
diction of incorporation     of Registrant)      Identification
of Master Servicer)                                Number of
                                                  Registrant)


       2700 Sanders Road, Prospect Heights, Illinois  60070
     (Address of principal executive offices of      (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code 847/564-5000






                                 Exhibit Index appears on page 5
Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits

          99(a) Monthly Servicing Report to Trustee dated May 20, 1997 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of October 1, 1994 (the "Pooling and Servicing Agreement") among HRSI Funding, Inc. as Seller, Household Finance Corporation, as Servicer, and First Trust of New York, N.A. (as successor in interest to BankAmerica National Trust Company), as Trustee, with respect to the Class A Certificates and the Class B Certificates, Series 1994-1.

          99(b) Monthly Servicing Report to Trustee dated May 20, 1997 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of October 1, 1994 (the "Pooling and Servicing Agreement") among HRSI Funding, Inc. as Seller, Household Finance Corporation, as Servicer, and Fist Trust of New York (as successor in interest to BankAmerica National Trust Company), as Trustee, with respect to the Class A Certificates and the Class B Certificates, Series 1994-2.









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

                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Private Label Credit Card Master Trust II by the undersigned hereunto duly authorized.

               HOUSEHOLD FINANCE CORPORATION,
                    as Servicer of and on behalf of the

                    HOUSEHOLD PRIVATE LABEL CREDIT CARD
                    MASTER TRUST II
                                     (Registrant)



                 By:   /s/ J. W. Blenke
                       J. W. Blenke, Authorized Representative

Dated:    May 28, 1997
                          EXHIBIT INDEX




Exhibit
Number    Exhibit                                                 Page


99(a)     Monthly Servicing Report to Trustee dated May 20,      5
          1997 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of October 1, 1994
          (the "Pooling and Servicing Agreement") among HRSI Funding, Inc. as Seller, Household Finance
          Corporation, as Servicer, and First Trust of New
          York, N.A. (as successor in interest to BankAmerica National Trust Company), as Trustee, with respect to the Class A Certificates and the Class B Certificates, Series 1994-1.


99(b)                                                               18

          Monthly Servicing Report to Trustee dated May 20, 1997 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of October 1, 1994 (the "Pooling and Servicing Agreement") among HRSI Funding, Inc. as Seller, Household Finance Corporation, as Servicer, and First Trust of New York, N.A. (as successor in interest to BankAmerica National Trust Company), as Trustee, with respect to the Class A Certificates and the Class B Certificates, Series 1994-2.










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